Exhibit 10.14

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (this "Agreement"), dated as of December 1, 2000, is made by LEARNCOM, INC., an Illinois corporation ("Debtor") whose address is 720 Industrial Drive, Bensenville, Illinois 60106, in favor of THE DOERGE CAPITAL COLLATERALIZED BRIDGE FUND, L.P., a Delaware limited partnership ("Secured Party") whose address is 30 S. Wacker Dr., Suite 2112, Chicago, Illinois 60606.

     For valuable consideration, Debtor agrees as follows:

     1.   DEFINITIONS. As used in this Agreement:

          (a) unless otherwise defined herein, all terms that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code.

          (b) "Collateral" means any and all property of Debtor in which Secured Party now has, by this Agreement acquires, or hereafter acquires a security interest, including without limitation the property described in
     Section 2 hereof.

          (c)  "Disclosed Liens" is defined in Section 4(d).

          (d)  "Event of Default" is defined in Section 8.

          (e) "General Intangibles" means all general intangibles of Debtor, whether now owned or hereafter created or acquired by Debtor, including, without limitation, all causes in action, causes of action, corporate or other business records, deposit accounts, investment property, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the good will of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or thereafter arising therefrom, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guaranties, security interests or other security held by or granted to Debtor, all rights to indemnification and all other intangible property of every kind of nature (other than receivables).

          (f) "Inventory" means all of Debtor's now owned and hereafter acquired goods merchandise or other personal property, wherever located, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit), and all materials and supplies of every kind, nature and description which are or might be used or consumed in Debtor's business or used or consumed in Debtor's business or used in connection with the


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     manufacture,  packing, shipping, advertising,  selling or finishing of such goods, merchandise or other personal property, and all warehouse receipts, documents of title and other documents representing any of the foregoing.

          (g)  "Liabilities" is defined in Section 3.

          (h) "Loan Agreement" means that certain Loan Agreement of even date herewith between Debtor and Secured Party.

          (i)  "Note" is defined in Sections 3(a).

          (j) "Senior Lender" means American National Bank and Trust Company of Chicago as Senior Lender under that certain Loan and Security Agreement between Senior Lender and Debtor, dated March 23, 1999 as same may be amended.

     2. SECURITY INTEREST. Debtor hereby grants to Secured Party a continuing security interest in the following property or types of property now owned by Debtor or hereafter created or acquired by Debtor, wherever located:

          (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;

          (b)  General Intangibles;

          (c)  Inventory;

          (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor;

          (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

          (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

          (g) All documents of title evidencing or issued with respect to any of the foregoing;

          (h) All other property owned by the Debtor or in which Debtor has or hereafter requires any interest whenever located and of whatever kind or nature, tangible or intangible, including without limitation investment property; and

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          (i)  All  proceeds  and  products of all of the  foregoing,  including without limitation proceeds of insurance policies insuring the foregoing and proceeds of any life insurance policies.

     3. LIABILITIES. The Collateral shall secure the payment and performance of the following, which are acknowledged by Debtor (the "Liabilities"):

          (a) All obligations and liabilities of Debtor to Secured Party whether now existing or hereafter arising and whether or not contemplated on the date of this Agreement (i) evidenced by and under the Note (the "Note") in the original principal amount of up to $1,000,000.00 executed by Debtor in favor of Secured Party, as renewed, replaced, modified, waived or extended from time to time; and (ii) under all other agreements relating to the Note (including without limitation the Loan Agreement and this Agreement, as each may be renewed, replaced, extended, modified or waived from time to time) between Debtor and Secured Party.

          (b) All other obligations and liabilities of the Debtor to the Secured Party howsoever created, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

     4.   WARRANTIES OF DEBTOR. Debtor warrants, represents and covenants that:

          (a) Debtor is and will continue to be duly authorized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Debtor is and will continue to be qualified and licensed to do business in all jurisdictions in which the nature of the business transacted by it, or the ownership or leasing of its property, makes such qualification or licensing necessary, and Debtor has and will continue to have all requisite corporate power and authority to carry on its business as it is now, or may hereafter be, conducted.

          (b) Debtor is, and will continue to be, authorized to enter into, to grant security interests in its property pursuant to, and to perform its obligations under, this Agreement, and all other instruments and transactions contemplated herein. The execution, delivery and performance by Debtor of this Agreement, and all other instruments and transactions contemplated herein have been validly authorized, are enforceable against the Debtor in accordance with their terms (except as the enforceability of rights or remedies may be limited by bankruptcy, insolvency or other laws affecting creditors' rights and remedies heretofore or hereafter enacted), and do not violate any law or any provision of, and are not grounds for acceleration under, any agreement, indenture, note or instrument which is binding upon Debtor, or any of its property, including, without limitation, Debtor's Articles of Incorporation, Bylaws and any shareholder agreements.

          (c) Debtor has set forth above its correct name. All prior names of Debtor and all fictitious names, trade names and trade styles by which Debtor has been, or is now, known are set forth on Exhibit B hereto. Debtor shall provide Secured Party with fifteen

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     (15) days' advance  written  notice prior to doing business under any other name, fictitious name, trade name or trade style. Debtor has complied, and will hereafter comply, with all laws relating to the conduct of business under, the ownership of property in, and the renewal or continuation of the right to use, a corporate, fictitious or trade name or trade style.

          (d) Debtor is the lawful owner of all Collateral, free and clear of all liens, pledges, charges, mortgages, and claims other than the security interest hereunder, except liens for current taxes not delinquent and liens disclosed in the Loan Agreement (collectively, the "Disclosed Liens").

          (e) Except for the Disclosed Liens, no financing statement, mortgage, notice of judgment, or any similar instrument (unless filed on behalf of Secured Party) covering any of the Collateral is on file in any public office.

          (f) All Inventory is located at Debtor's chief executive office and principal place of business which is at the address set forth under Debtor's signature hereto, and is not in transit, except as promptly disclosed to Secured Party from time to time in writing. All Inventory is of good and merchantable quality and free from any defects that would affect the market value of such Inventory. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to constitute a fixture thereto. Debtor is not and will not become a lessee under any real property lease pursuant to which the lessor may obtain any rights in any of the Collateral and no such lease now prohibits, restrains, impairs or will prohibit, restrain or impair Debtor's right to remove any Collateral from the leased premises. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Debtor shall, whenever requested by Secured Party, use its best efforts to cause such third party to execute and delivery to Secured Party, in form acceptable to Secured Party, whatever waivers and subordinations that Secured Party specifies, so as to ensure that Secured Party's rights in the Collateral are, and will continue to be, superior to the rights of any such third party. Debtor will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

          (g) All accounts receivable of Debtor are genuine, are in all respects what they purport to be, are not evidenced by a judgment, and represent undisputed, bona fide transactions completed or to be completed in accordance with the terms and conditions of any document related thereto; except for the Disclosed Liens, none of the Collateral has been sold or pledged to any other person or entity; and Debtor has no knowledge of any fact or circumstance which would impair the validity or collectibility of the Collateral listed in Section 2(a), (b), and (e) of this Agreement.

          (h) Debtor has filed or caused to be filed all federal, state, and local tax returns that are required to be filed, and has paid or has caused to be paid all taxes including any taxes shown on such returns or on any assessment received by them to the extent that such taxes have become due.

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          (i)  Since  the date that is five (5) years  before  the date  hereof,
     Debtor has not been known by any name other than its corporate name shown above as of the date hereof. The proceeds of all the Liabilities will be used for proper business purposes.

     5. COVENANTS OF DEBTOR. Debtor agrees that, until payment in full of the Liabilities, it will:

          (a) Provide and maintain insurance with respect to the Collateral and the operation of Debtor's business; provide and maintain "key-man" life insurance policies carried by Debtor; all such insurance shall be in such amounts and against such risks as shall be satisfactory in all respects to Secured Party, with Secured Party named as additional insured and loss payee (Debtor shall provide a certificate of insurance to such effect and otherwise satisfactory to Secured Party simultaneously with the execution hereof and from time to time thereafter as requested by Lender);

          (b) Defend the Collateral against the claims and demands of all persons other than Secured Party and Senior Lender and promptly pay all taxes, assessments, and charges upon the Collateral, and not sign (or permit to be signed) any financing statements or other documents creating or perfecting a lien upon or security interest in any of the Collateral except in favor of Secured Party and Senior Lender, or otherwise create, suffer, or permit to exist any liens or security interests upon any Collateral other than in favor of Secured Party and Senior Lender, except tax liens, provided that such liens are removed before related taxes become delinquent;

          (c) Execute such financing statements and other documents (and pay the cost of filing and recording the same in all public offices reasonably deemed necessary by Secured Party) and do such other acts as Secured Party may reasonably request to establish and maintain a valid and perfected security interest in the Collateral free and clear of all other liens and claims except Disclosed Liens;

          (d) Subject to Senior Lender's rights, after the occurrence of an Event of Default, deliver to Secured Party any certificates or other documents of title representing or issued with respect to any of the Collateral, with Secured Party's security interest and lien endorsed thereon, and record such certificates or documents with all appropriate regulatory agencies;

          (e) Subject to Senior Lender's rights, after the occurrence of an Event of Default, furnish to Secured Party, immediately upon the request of Secured Party, any evidence of ownership of the Collateral, including without limitation bills of sale, paid invoices, certificates of title, or applications for title;

          (f) Keep at its office at the address set forth under its signature hereto its records concerning the Collateral, which records shall be of such character as will enable Secured Party to determine at any time the status of the Collateral; furnish to Secured Party such information concerning Debtor, the Collateral, and the account debtors as

                                      -5-
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     Secured Party may from time to time reasonably request;  and permit Secured
     Party from time to time to inspect the Collateral and to inspect, audit, and make copies of, and extracts from, all records and all other papers in the possession of Debtor pertaining to the Collateral and the account debtors. Secured Party shall have the right at any time or times to make direct verification with the account debtors of any and all of the accounts, all at Debtor's expense;

          (g) Keep and maintain in good operating condition and repair and make all replacements and renewals, as necessary in the ordinary course of business, to the Collateral listed in Section 2(d) of this Agreement so that the value and operating efficiency thereof shall at all times be maintained and preserved, and keep such Collateral only at the address set forth under its signature hereto;

          (h) Make appropriate entries upon its financial statements and its books and records disclosing Secured Party's security interest in the Collateral;

          (i) Subject to Senior Lender's rights, after the occurrence of an Event of Default, if at any time any of the Collateral shall be or become evidenced by any instrument, note, or other document, immediately deliver such instrument, note, or document to Secured Party, endorsed or accompanied by a proper instrument of transfer as requested by Secured Party;

          (j) Immediately notify Secured Party in reasonable detail (i) of any event causing a material loss or depreciation in the value of the Collateral and (ii) of the occurrence of any event, which after any notice and passage of any cure period, would reasonably be expected to become an Event of Default; and

          (k) Other than in the ordinary course of its business and except as permitted by Section 6, not sell, transfer, or otherwise dispose of any Collateral having a value of $2,500.00 or more without Secured Party's prior written consent; and

          (l) Shall not, without Secured Party's prior written consent, store any Inventory or other Collateral with any warehouseman or other third party; and

          (m) Shall not, without Secured Party's prior written consent, sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis.

     6.   USE OF THE INVENTORY.

          (a) Until notice to the contrary is given by Secured Party after the occurrence of an Event of Default, Debtor may use, consume, and sell Inventory in carrying on its business in the ordinary course of business substantially in the same manner as now conducted, but a sale in the ordinary course of business shall not include any transfer or sale in satisfaction, partial or complete, of a debt owed by Debtor.

                                      -6-
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     7.   COLLECTIONS.

          (a)  Until  notice to the contrary is given by Secured  Party,  Debtor
     (i) shall collect the accounts for Secured Party at Debtor's own expense, and (ii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund, or allowance to which such party may be lawfully entitled and accept in connection therewith the return of any goods the sale or lease of which shall have given rise to such accounts.

          (b) Subject to Senior Lender's rights, after the occurrence of an Event of Default, Secured Party, at Debtor's expense, may or, upon request of Secured Party, Debtor shall, notify any account debtors of the existence of this Agreement and direct such account debtors to pay directly to Secured Party the amounts due or to become due from such account debtors. Each account debtor so notified and directed may accept the receipt of Secured Party for any such payment as a full release of any amounts so paid.

          (c) Subject to Senior Lender's rights, after an Event of Default, Secured Party may enforce collection of any or all of the Collateral by suit or otherwise, and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder.

          (d) Subject to Senior Lender's rights, Secured Party may, upon the happening of an Event of Default shall, apply all payments received from account debtors to the Liabilities when due (whether by acceleration or otherwise) and may credit any balance after such payment to the account of Debtor.

     8. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement:

          (a) Failure to comply with or perform any agreement or covenant of Debtor contained herein or any representation of Debtor to Secured Party hereunder is false or misleading in any material respect; or

          (b) Any default shall occur or continue under any instrument, document, note, agreement, or guaranty delivered to Secured Party in connection with the Liabilities including, without limitation the Loan Agreement, or any such instrument, document, note, agreement, or guaranty shall not be, or shall cease to be, enforceable in accordance with its terms; or

          (c) Debtor shall grant or any person shall obtain a security interest in any of the Collateral except for the Disclosed Liens; Debtor or any other person shall perfect (or attempt to perfect) such a security interest; a court shall determine that Secured Party does not have a security interest junior only to the Disclosed Liens in any of the Collateral enforceable in accordance with the terms hereof; or any notice of a federal tax lien against Debtor shall be filed with any public recorder; or

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          (d)  There shall be any material loss or  depreciation in the value of the Collateral for any reason.

     9. REMEDIES ON DEFAULT. Notwithstanding any provision of any document or instrument evidencing or relating to any Liability, and subject to Senior Lender's rights, (i) upon the occurrence of any Event of Default specified in Sections 8(a), (c) and (d), Secured Party at its option may declare all of the Liabilities immediately due and payable without notice or demand of any kind on the part of Secured Party and (ii) upon the occurrence of an Event of Default specified in Section 8(b), all of the Liabilities shall be due and payable in accordance with the terms of the applicable instrument, document, note, agreement or guaranty. Debtor expressly waives protest, notice, presentment, dishonor, and demand of any kind. Secured Party may exercise from time to time any rights and remedies available under the Uniform Commercial Code of Illinois, including the right to have Debtor assemble the Collateral and deliver it to a place designated by Secured Party. Debtor shall pay all related expenses, including attorneys' fees and reasonable time charges of attorneys who may be employees of Secured Party or any affiliate or parent of Secured Party. If any notification of intended disposition of any of the Collateral is required by law, such notification, if mailed, shall be deemed reasonably and properly given if mailed at least ten days before such disposition, postage prepaid, addressed to Debtor at the address of Debtor shown below. Secured Party shall, in addition to and not in limitation of all rights of offset under applicable law, have the right to appropriate and apply all of the Collateral in its possession to payment of the Liabilities. Secured Party may proceed to sell or otherwise dispose of the Collateral at public or private sale for cash or credit; provided, however, that Debtor shall be credited with proceeds of such sale only when the proceeds are actually received by Secured Party. Any proceeds of the Collateral may be applied by Secured Party to the payment of expenses and costs to exercise of Secured Party's rights hereunder, and any balance of such proceeds shall be applied toward the Liabilities in such order as Secured Party shall determine in its sole discretion. Any balance remaining shall be returned to the Debtor.

     10. RIGHTS OF SECURED PARTY. Subject to Senior Lender's rights, Secured Party may, from time to time, at its option (but shall have no duty to), upon 2 days notice to Debtor:

          (a) Perform any agreement of Debtor hereunder that Debtor shall have failed to perform; and

          (b) Take any other action which Secured Party deems necessary or desirable for the preservation of the Collateral or Secured Party's interest herein, including without limiting the generality of the foregoing: (i) any action to collect or realize upon the Collateral; (ii) the discharge of taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral; (iii) with the mutual consent of Denis Mola, replace the management of the Debtor at its Bensenville facility; or (iv) the discharge or keeping current of any obligation of Debtor having effect on the Collateral; and

          (c)  File, or cause to be filed,  photocopies  or carbon copies of any
     financing   statement   respecting  any  right  of  Secured  Party  in  the
     Collateral,  and any such  photocopy

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     or carbon copy of the signature of Debtor on such  photocopy or carbon copy shall be deemed an original for purposes of such filing. Debtor hereby authorizes Secured Party to sign financing statements on Debtor's behalf to be filed in all jurisdictions in which such authorization is permitted.

     Debtor hereby appoints Secured Party as its attorney in fact, effective upon an Event of Default, which appointment is irrevocable and coupled with an interest, for purposes of performing acts and signing and delivering any agreement, document, or instrument, on behalf of Debtor in accordance with this Section. Debtor immediately will reimburse Secured Party for all expenses so incurred by Secured Party, together with interest thereon at 16% per annum.

     11.  GENERAL.

          (a) NONWAIVER; CUMULATIVE REMEDIES. No delay or omission on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided to Secured Party are cumulative and not exclusive of any rights or remedies provided by law.

          (b) NOTICES. All notices, requests, and demands to or upon Secured Party or Debtor shall be deemed to have been given or made when deposited in the mail, postage prepaid, addressed to Debtor at the address set forth under its signature or to Secured Party at the address listed in the heading of this Agreement.

          (c) SUCCESSORS. This Agreement shall, upon execution and delivery by the Debtor, become effective and shall be binding upon and inure to the benefit of Debtor, Secured Party, and their respective personal representatives, executors, heirs, successors, and assigns, except that the Debtor may not transfer or assign any of its rights or interest hereunder without the consent of Secured Party.

          (d) SINGULAR AND PLURAL. Unless the context otherwise requires, wherever used herein the singular shall include the plural and the plural shall include the singular, and the use of one gender shall denote the others where appropriate.

          (e) COUNTERPARTS. This Agreement may be executed by Debtor on any number of counterparts, and each of said counterparts shall be deemed to be an original.

          (f) ENFORCEMENT COSTS. Debtor agrees to pay or reimburse Secured Party upon demand for all costs, expenses, and fees (including legal costs and fees and reasonable time charges of attorney s) incurred by Secured Party in enforcing or preserving its rights under, this Agreement or any note, document, or other instrument executed in connection herewith.

          (g) PROVISIONS SEVERABLE; REFERENCES. If any term or provision of this Agreement shall be unenforceable or invalid, such unenforceability or
     invalidity   shall  not

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


     render any other term or provision hereof unenforceable or invalid, and all other terms and provisions of this Agreement shall be enforceable and valid. References to Sections herein shall be to Sections of this Agreement unless otherwise specified

          (h) CONSTRUCTION; JURISDICTION; JURY WAIVER. This Agreement and the rights and obligations of the parties hereunder and thereunder shall be governed by, and construed and interpreted in accordance with, the laws of Illinois. Debtor hereby irrevocably consents to the jurisdiction and venue of any state or federal court sitting in Cook County, Illinois, and agrees that any litigation involving this Agreement (including without limitation ancillary claims) may be conducted in any such court at the sole option of Secured Party. Debtor hereby waives any right or claim it may have to trial by jury, to transfer or change the venue of any suit, action, or other proceeding brought against Debtor by Secured Party in accordance with this Section or to claim that any such proceeding has been brought in an inconvenient forum.

                                           LEARNCOM, INC.

                                           By:      /s/ LLOYD SINGER
                                              ----------------------------------
                                           Its: President and CEO

                                           Address: 720 Industrial Drive
                                                    Bensenville, Illinois  60106

                                    EXHIBIT A

                            to Financing Statement of

                            LEARNCOM, INC. ("Debtor")
                                   in favor of
      THE DOERGE CAPITAL COLLATERALIZED BRIDGE FUND, L.P. ("Secured Party")

     All of Debtor's right, title and interest in the following property or types of property whether now existing or hereafter arising or acquired, wherever located:

     (a) Accounts (including without limitation all rights to payment for services or the Inventory, however arising), leases, chattel paper, contract rights, instruments, life insurance policies, and documents;

     (b)  General intangibles;

     (c)  Inventory;

     (d) Goods (other than Inventory), equipment, vehicles, and fixtures, together with accessions thereto and replacement parts therefor, but excluding property used exclusively for personal, household, or family use;

     (e) All monies, accounts, deposits, and property now or at any time hereafter in the possession or under the control of Secured Party or its bailee;

     (f) All books and records, including without limitation customer lists, credit files, computer programs, printouts, and other materials and records, pertaining to any of the foregoing;

     (g) All documents of title evidencing or issued with respect to any of the foregoing;

     (h) All other property owned by the Debtor or in which Debtor has or hereafter acquires any interest wherever located and of whatever kind or nature, tangible or intangible, including without limitation investment property; and

     (i) All proceeds and products of all of the foregoing, including without limitation proceeds of insurance policies insuring the foregoing, and proceeds of any life insurance policies.

     Unless otherwise defined herein all terms that are defined in the Uniform Commercial Code of Illinois shall have the same meanings herein as in such Code.

                                    EXHIBIT B

                                     (NONE)


                                      -12-